UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2014

TransCoastal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14665	75-2649230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17304 Preston Road, Suite 700, Dallas, Texas		75252
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (972) 458-1701

N/A

17304 Preston Rd, Suite 700, Dallas TX	75252
(zip code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit report or Completed Interim Review.

On June 9, 2014, The Audit Committee of TransCoastal Corporation (the “Company”) concluded, after consulting with Rothstein Kass, the Company’s independent registered public accounting firm (“Rothstein”), that the Company’s consolidated financial statements for the year ended December 31, 2013 that were included in the Company’s Annual Report on Form 10-K/A for the year then ended and the consolidated financial statements for the current quarter ended March 31, 2014 that were included in the Company’s Quarterly Reports on Form 10-Q for that quarter (collectively, the “Prior Financial Statements”) should no longer be relied upon because of an error in the Prior Financial Statements relating to the Company’s Current and Long-Term Maturities of Notes Payable.

As soon as the Company has resolved the issues relating to this error, the Company will restate the Prior Financial Statements to account for the appropriate Current and Long-Term Maturities.

The reason for the correction stems from the misclassification of current maturities of long-term debt due to failed financial covenants as of March 31, 2014 and December 31, 2013. Prior to June 2014, the Company received communication from the majority participant of its lending group that the financial covenant failures at March 31, 2014 and December 31, 2013 were going to be waived by its lending group. However, in June 2014, the Company was advised that certain non-majority participants in the Company's note payable did not waive their right to call the Company's note payable due to the financial covenant failures as of March 31, 2014 and December 31, 2013. Accordingly, the note payable balance has been reclassified as a current liability as of March 31, 2014 and December 31, 2013. The reclassification is a non-cash adjustment and will have no impact on the Company’s cash flows. On June 9, 2014 the Company completed its assessment of the impact of the reclassification of the current maturities of long-term debt as of March 31, 2014 and December 31, 2013 and believes the effects of the restatement are as summarized in the following tables:

Restatement of previously issued consolidated financial statements

Consolidated Balance Sheet as of December 31, 2013

	Previously Reported	Adjustment	As Restated
Current Maturities of Notes Payable	$387	$17,125	$17,512
Total Current Liabilities	$2,239	$17,125	$19,364
Notes Payable	$17,181	$(17,125)	$56
Total long-term Liabilities	$20,547	$(17,125)	$3,422

Consolidated Balance Sheet as of March 31, 2014

	Previously Reported	Adjustment	As Restated
Current Maturities of Notes Payable	$13	$16,825	$16,838
Total Current Liabilities	$1,746	$16,825	$18,571
Notes Payable	$16,877	$(16,825)	$52
Total long-term Liabilities	$19,836	$(16,825)	$3,011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2014

TransCoastal Corporation

By:	/s/ Stuart G. Hagler
Name:	Stuart G. Hagler,
Title:	CEO